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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2005


                                AMERIANA BANCORP
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

         INDIANA                        0-22423                 35-1782688
------------------------------  ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                      Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA   47263-1048
               -----------------------------------------------------
               (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01         REGULATION FD DISCLOSURE.
                  ------------------------

         On March 17, 2005, Ameriana Bancorp (the "Company"), the holding company for Ameriana Bank and Trust (the "Bank"), announced that Harry J. Bailey has informed the Board of Directors of his desire to retire as President and Chief Executive Officer of the Bank and the Company in 2005. The Board has hired an executive search firm to assist it with locating a replacement. The Board has not set a timetable to replace Mr. Bailey and Mr. Bailey has agreed to remain in office until a replacement has been found. It is anticipated that Mr. Bailey will remain a consultant to the Company and the Bank for three years after his retirement to assist new the President and Chief Executive Officer in the transition process. For more information, reference is made to the Company's press release dated March 17, 2005, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (a)      Financial Statements of Businesses Acquired: Not applicable

         (b)      Pro Forma Financial Information:  Not applicable

         (c)      Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press Release dated March 17, 2005







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIANA BANCORP



Dated: March 17, 2005                  By: /s/ Harry J. Bailey
                                           -------------------------------------
                                           Harry J. Bailey
                                           President and Chief Executive Officer